UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2010

Date of reporting period:	July 1, 2010 to December 31, 2010

Item 1.            Reports to Stockholders

February 15, 2011

Dear Fellow Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2010. The Fund's net asset value per share (the "NAV") ended the year at $10.17. The market price for the Fund's shares was $9.96 on, December 31, 2010, representing a market price discount to NAV of 2.1%. The Fund paid dividends totaling $1.025 per share, which included an unusually large $0.31 per share special dividend. The dividend yield for a common stock purchase at year-end 2009 for the year ended December 31, 2010 was approximately 11.3%. However, there is no certainty that the dividend will continue at the current level of $.065 per share per month. The common stock dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, and operating expenses, among other factors. The current extraordinarily low cost of leverage of less than 2% is not expected to continue indefinitely. The Fund's leverage, which is in the form of Auction Term Preferred Stock (the "ATP"), contributed approximately 25% of the common dividend. It is important to note that leverage is a two-edged sword. Leverage increases the total return to the common shareholders in favorable markets; however the reverse is true in poor markets.

	Total Returns for the Periods Ending December 31, 2010
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	22.02%	64.64%
New America High Income Fund (NAV and Dividends)	19.26%	44.54%
Lipper Closed-End Fund Leveraged High Yield Average	18.90%	10.34%
Credit Suisse High Yield Index	14.42%	30.27%
Citigroup 10 Year Treasury Index	8.10%	17.16%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

The high yield market generated strong gains during the past three months, capping an outstanding year in absolute returns. The environment for below investment grade bonds remained favorable even as interest rates moved up and investors absorbed a record new issue calendar. The primary driver for our asset class's momentum originated from increased confidence regarding the U.S. economy. New policy initiatives from Washington, including bipartisan tax legislation, could add a meaningful component to higher growth forecasts for 2011. These developments helped the high yield bond market shake off another bout of European sovereign debt anxiety arising out of Ireland. Investor cash flows into the asset class provided solid underpinnings to the technical picture for high yield bonds as the fundamental outlook evidenced continued improvement throughout the year. This powerful combination took bond prices higher and left the market with attractive gains for the second year running.

The improving sentiment in the high yield universe led to a meaningful shift in performance leadership during the fourth quarter. The spring and summer periods saw BB rated bonds outpace lower rated sectors. As the year came to a close, CCC rated issues regained favor and produced the strongest absolute returns. For the full year, CCC's were the outright winners by a wide margin, to the consternation of more conservative high yield managers.

While BB rated issues retain very favorable characteristics, especially in terms of credit upgrade potential, lower coupons and longer durations make this sector of the market more susceptible to higher interest rates.

Strategy Review

Leveraged buyout related securities made a smart recovery late in 2010, and the Fund benefitted from targeted allocations to this component of the market. The portfolio's biggest winner was Univision, which initiated a major balance sheet recapitalization after announcing a $1.2 billion equity infusion from Televisa, a world class Mexican media conglomerate. Univision's securities rallied significantly, and the position was our top performer during the quarter. Three new LBOs that came to market and were purchased for the portfolio were Bumble Bee Foods, Dunkin Brands and Syniverse. While the first two are household names in the U.S., Syniverse is a less well known, but highly respected company that provides wireless phone services to the major carriers in the industry. We also added significantly to our holdings in CDW, which offers technology services to small and medium sized businesses in the U.S. We believe CDW could make an attractive IPO candidate in the near term future.

The Fund's investments in economically sensitive sectors proved rewarding throughout the year, and we continued to increase the portfolio's allocation to cyclicals. The most noteworthy event in the high yield market as the year drew to a close was General Motors' initial public offering. Once again, our auto industry exposure has proven very rewarding from a performance attribution standpoint. We expect this industry to continue its recovery in 2011 and therefore purchased a position in a GM convertible bond that priced concurrently with the IPO. On the international front, the most interesting purchase was Fortescue (FMG Resources), an Australian mining concern that ships iron ore to the Chinese steel industry. We continue to favor metals due to our positive secular theme related to global growth.

Outlook

The high yield market enjoyed a default rate of less than 1% in 2010, one of the best results in the history of this asset class. With more confidence now that 2011 economic trends will be significantly improved, we expect credit stress to be a non factor this year. As a result, spreads have room to tighten even further from December 2010 levels. Investors should note that spread tightening can occur through higher interest rates on risk free securities as well as capital appreciation on the Fund's underlying holdings. While the last two years have been quite rewarding for investors in high yield, we continue to see pockets of opportunity even after stellar results in 2009 and 2010. Basic bond math suggests that high yield returns will be more muted this year, but we still see our asset class as compelling against the larger fixed income landscape. Though recent years' gains are unlikely to repeat, investors should still be well served if results match our outlook for modest capital appreciation and high current income.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole

The New America High Income Fund, Inc.

Industry Summary December 31, 2010	As a Percent of Total Investments
Finance	11.43%
Telecommunications	9.74%
Oil and Gas	8.92%
Broadcasting and Entertainment	7.42%
Diversified/Conglomerate Service	7.20%
Healthcare, Education and Childcare	5.86%
Retail Stores	4.45%
Mining, Steel, Iron and Non-Precious Metals	4.32%
Hotels, Motels, Inns and Gaming	3.82%
Chemicals, Plastics and Rubber	3.63%
Containers, Packaging and Glass	3.59%
Building and Real Estate	3.41%
Automobile	3.21%
Utilities	3.02%
Electronics	2.57%
Diversified/Conglomerate Manufacturing	2.46%
Beverage, Food and Tobacco	2.39%
Leisure, Amusement and Entertainment	1.64%
Personal, Food and Miscellaneous Services	1.50%
Aerospace and Defense	1.44%
Personal Transportation	1.34%
Insurance	1.15%
Cargo Transport	1.05%
Printing and Publishing	0.78%
Banking	0.63%
Personal Non-Durable Consumer Products	0.50%
Textiles and Leather	0.50%
Ecological	0.26%
Groceries	0.17%
Furnishings, Housewares, Consumer Durable	0.08%
Short-Term Investments	1.52%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2010 (Unaudited)	As a Percent of Total Investments
Short Term P-1	1.52%
A3	0.88%
Baa2	0.07%
Baa3	0.08%
Total Baa	0.15%
Ba1	5.14%
Ba2	9.82%
Ba3	10.02%
Total Ba	24.98%
B1	14.69%
B2	12.58%
B3	19.70%
Total B	46.97%
Caa1	10.82%
Caa2	5.24%
Caa3	3.52%
Total Caa	19.58%
Unrated	2.93%
Equity	2.99%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 130.03% (d)
Aerospace and Defense — 1.97%
$650	BE Aerospace Inc., Senior Notes, 8.50%, 07/01/18	Ba3	$709
475	Bombardier, Inc., Senior Notes, 6.125%, 05/15/21(g) (EUR)	Ba2	614
375	Esterline Technologies, Senior Notes, 7%, 08/01/20 (g)	Ba3	388
325	Kratos Defense and Security Solutions, Inc., Senior Notes, 10%, 06/01/17	B3	362
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18	Ba3	655
525	Sequa Corporation, Senior Notes, 11.75%, 12/01/15 (g)	Caa2	562
225	Sequa Corporation, Senior Notes, 13.50%, 12/01/15 (g)	Caa2	241
200	Spirit Aerosystems, Inc., Senior Notes, 7.50%, 10/01/17	Ba3	208
850	Transdigm, Inc., Senior Subordinated Notes, 7.75%, 12/15/18 (g)	B3	878
			4,617
Automobile — 3.75%
158	Affinia Group, Inc., Senior Notes, 10.75%, 08/15/16 (g)	B1	176
1,385	Allison Transmission, Inc., Senior Notes, 11.25%, 11/01/15 (g)	Caa2	1,499
666	Commercial Vehicle Group, Inc., 11%, 02/15/13 (i)	(e)	706
75	Conti Gummi Finance B.V., Senior Notes, 6.50%, 01/15/16 (g) (EUR)	B1	101
175	Conti Gummi Finance B.V., Senior Notes, 7.50%, 09/15/17 (g) (EUR)	B1	241
400	Conti Gummi Finance B.V., Senior Notes, 8.50%, 0715/15 (g) (EUR)	B1	579
475	Ford Motor Company, Senior Notes, 7.45%, 07/16/31	Ba3	511

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,200	Ford Motor Credit Company LLC, Senior Notes, 8.70%, 10/01/14	Ba2	$1,344
1,375	Ford Motor Credit Company LLC, Senior Notes, 12%, 05/15/15	Ba2	1,726
750	Goodyear Tire & Rubber Company, Senior Notes, 10.50%, 05/15/16	B1	855
1,000	KAR Holdings, Inc., Senior Subordinated Notes, 10%, 05/01/15	Caa1	1,060
			8,798
Banking — .86%
1,250	Amsouth Bank, N.A, Subordinated Notes, 5.20%, 04/01/15	Ba3	1,203
495	Royal Bank of Scotland Group plc, 7.648%, 08/29/49	Ba2	415
390	Zions Bancorp, 7.75%, 09/23/14	(e)	406
			2,024
Beverage, Food and Tobacco — 3.01%
400	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B2	417
325	CEDC Finance Corporation International, Senior Notes, 9.125%, 12/01/16 (g)	B1	345
75	Constellation Brands, Inc., Senior Notes, 8.375%, 12/15/14	Ba3	81
525	Cott Beverages, Inc., Senior Notes, 8.125%, 09/01/18	B3	566
200	Cott Beverages, Inc., Senior Notes, 8.375%, 11/15/17	B3	218
150	Darling International, Inc., Senior Notes, 8.50%, 12/15/18 (g)	B2	156
50	Del Monte Corporation, Senior Subordinated Notes, 7.50%, 10/15/19	Ba3	58
309	Dole Food Company, Inc., Senior Notes, 13.875%, 03/15/14	B2	377

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$675	JBS Finance II Ltd., Senior Notes, 8.25%, 01/29/18 (g)	B1	$685
425	JBS USA, LLC Senior Notes, 11.625%, 05/01/14	B1	496
750	Land O'Lakes, 7.45%, 03/15/28 7.45%, 03/15/28 (g)	Ba2	671
900	Michael Foods, Inc., Senior Notes, 9.75%, 07/15/18 (g)	Caa1	977
525	Pinnacle Foods Finance LLC, Senior Notes, 9.25%, 04/01/15	B3	545
100	Pinnacle Foods Finance LLC, Senior Subordinated Notes, 10.625%, 04/01/17	Caa1	107
150	R&R Ice Cream plc, Senior Notes, 8.375%, 11/15/17 (g)(EUR)	B2	206
225	Reddy Ice Holdings, Inc., Senior Notes, 10.50%, 11/01/12	Caa2	223
125	Reddy Ice Holdings, Inc., Senior Notes, 11.25%, 03/15/15	B2	128
250	Smithfield Foods, Inc., Senior Notes, 7.75%, 07/01/17	Caa1	259
125	Smithfield Foods, Inc., Senior Secured Notes, 10%, 07/15/14 (g)	B1	144
375	TreeHouse Foods, Inc., Senior Notes, 7.75%, 03/01/18	Ba2	406
			7,065
Broadcasting and Entertainment — 10.03%
650	AMC Entertainment, Inc., Senior Notes, 8.75%, 06/01/19	B1	694
550	AMC Entertainment, Inc., Senior Subordinated Notes, 9.75%, 12/01/20 (g)	Caa1	570
500	Belo Corporation, Senior Notes, 8%, 11/15/16	Ba1	539
400	Bresnan Broadband Holdings, Senior Notes, 8%, 12/15/18 (g)	B3	412

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$875	Cablevision Systems Corporation, Senior Notes, 7.75%, 04/15/18	B1	$917
350	Cablevision Systems Corporation, Senior Notes, 8%, 04/15/20	B1	375
325	CCH II, LLC, Senior Notes, 13.50%, 11/30/16	B2	388
1,200	CCO Holdings, LLC, Senior Notes, 7.25%, 10/30/17	B2	1,218
400	CCO Holdings, LLC, Senior Notes, 8.125%, 04/30/20	B2	423
875	Cequel Communications Holdings I, LLC, Senior Notes, 8.625%, 11/15/17 (g)	B3	921
450	Cinemark, USA, Inc., Senior Notes, 8.625%, 06/15/19	B3	487
275	CSC Holdings, Inc., Senior Notes, 8.50%, 06/15/15	Ba3	299
475	Interpublic Group of Companies, Inc., Senior Notes, 10%, 07/15/17	Ba2	553
50	Lamar Media Corporation, Senior Subordinated Notes, 6.625%, 08/15/15	B1	51
200	Lamar Media Corporation, Senior Subordinated Notes, 7.875%, 04/15/18	B1	212
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	Ba3	370
575	Lions Gate Entertainment, Inc., Senior Notes, 10.25%, 11/01/16 (g)	B1	597
400	Mediacom Broadband LLC, Senior Notes, 8.50%, 10/15/15	B3	401
825	Nexstar Broadcasting, Inc., Senior Notes, 8.875%, 04/15/17 (g)	B3	877
500	Regal Cinemas Corporation, Senior Notes, 8.625%, 07/15/19	B2	529
250	Regal Cinemas Corporation, Senior Notes, 9.125%, 08/15/18	B3	266

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$925	Sinclair Television Group, Inc., Senior Notes, 9.25%, 11/01/17 (g)	Ba3	$1,006
2,150	Sirius Satellite Radio, Inc., Senior Notes, 8.75%, 04/01/15 (g)	B3	2,322
250	Sirius XM Radio, Inc., Senior Notes, 9.75%, 09/01/15 (g)	Ba3	281
1,025	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	1,076
900	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	916
1,075	Univision Communications, Inc., Senior Notes, 12%, 07/01/14 (g)	B2	1,177
550	UPC Germany GMBH, Senior Notes, 8.125%, 12/01/17 (g)	B1	575
500	UPC Holding BV, Senior Notes, 8.375%, 08/15/20 (g)(EUR)	B2	690
75	Videotron Ltee., Senior Notes, 9.125%, 04/15/18	Ba1	84
1,275	Virgin Media Finance PLC, Senior Notes, 9.50%, 08/15/16	Ba3	1,438
350	XM Satellite Radio, Inc., Senior Notes, 7.625%, 11/01/18 (g)	B3	361
1,350	XM Satellite Radio, Inc., Senior Notes, 13%, 08/01/13 (g)	B3	1,606
650	Ziggo Bond Company B.V., Senior Notes, 8%, 05/15/18 (g)(EUR)	B2	895
			23,526
Building and Real Estate — 4.68%
700	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17 (g)	B3	735
250	Beazer Homes USA. Inc., Senior Notes, 8.125%, 06/15/16	Caa2	246

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	Beazer Homes USA. Inc., Senior Notes, 9.125%, 06/15/18	Caa2	$346
250	Beazer Homes USA. Inc., Senior Notes, 9.125%, 05/15/19 (g)	Caa2	239
500	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 6.625%, 10/15/20 (g)	Ba1	499
325	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 11.625%, 06/15/17	Ba2	377
800	Gibraltar Industries, Inc., Senior Subordinated Notes, 8%, 12/01/15	B3	807
50	Grohe Holding GmbH, Senior Bonds, 8.625%, 10/01/14 (g)(EUR)	Caa1	69
203	Grohe Holding GmbH, Senior Secured Bonds, 3.86%, 01/15/14 (EUR)	B3	260
150	Heidelbergcement Finance, Senior Notes, 8%, 01/31/17 (EUR)	Ba3	213
500	Host Marriott, L.P., Senior Notes, 6.75%, 06/01/16	Ba1	510
75	Masco Corporation, Senior Notes, 6.125%, 10/03/16	Ba2	76
425	Masco Corporation, Senior Notes, 7.125%, 03/15/20	Ba2	445
500	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17 (g)	B3	515
375	Nortek, Inc., Senior Notes, 10%, 12/01/18 (g)	Caa2	391
500	Obrascon Huarte Lain S.A, Senior Notes, 7.375%, 04/28/15 (EUR)	Ba2	646
775	Ply Gem Industries, Inc., Senior Notes, 11.75%, 06/15/13	Caa1	827
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Ba1	597
725	Reliance Intermediate Holdings, L.P., Senior Notes, 9.50%, 12/15/19 (g)	Ba2	766

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Rouse Company, LLC, Senior Notes, 6.75%, 11/09/15	(e)	$466
200	Standard Pacific Corporation, Senior Notes, 8.375%, 05/15/18	B3	201
400	Standard Pacific Corporation, Senior Notes, 10.75%, 09/15/16	B3	458
525	Texas Industries, Senior Notes, 9.25%, 08/15/20 (g)	B3	558
225	USG Corporation, Senior Notes, 8.375%, 10/15/18 (g)	B2	221
475	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B2	502
			10,970
Cargo Transport — 1.43%
300	American Railcar Industries, Inc., Senior Notes, 7.50%, 03/01/14	Caa1	304
870	DP World Ltd., Senior Notes, 6.85%, 07/02/37 (g)	Ba1	777
1,150	DP World Sukuk Limited, Senior Notes, 6.25%, 07/02/17 (g)	Ba1	1,117
525	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 8%, 02/01/18	B1	564
130	Kansas City Southern Railway Company, Senior Notes, 13%, 12/15/13	B1	155
450	United Maritime Group, LLC, Senior Notes, 11.75%, 06/15/15	B3	450
			3,367
Chemicals, Plastics and Rubber — 4.97%
400	Celanese US Holdings LLC, Senior Notes, 6.625%, 10/15/18 (g)	Ba3	413
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19	Ba2	246

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$675	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	B3	$724
325	Hexion Specialty Chemicals, Inc., Senior Notes, 9%, 11/15/20 (g)	Caa1	346
175	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/20	B3	190
1,250	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/21 (g)	B3	1,356
700	Kerling plc, Senior Notes, 10.625%, 2/01/17 (g)(EUR)	B3	1,020
300	Koppers Holdings Inc., Senior Notes, 7.875%, 12/01/19	B1	321
1,327	LBI Escrow Corporation, Senior Notes, 8%, 11/01/17 (g)	Ba2	1,473
1,450	Lyondell Chemical Company, Senior Notes, 11%, 05/01/18	B2	1,642
525	Momentive Performance Materials, Inc., Senior Notes, 9%, 01/15/21 (g)	Caa1	553
750	Momentive Performance Materials, Inc., Senior Notes, 11.50%, 12/01/16	Caa2	814
200	Omnova Solutions, Inc., Senior Notes, 7.875%, 11/01/18 (g)	B2	202
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	337
275	Rhodia S.A., Senior Notes, 6.875%, 09/15/20 (g)	B1	278
300	Rohm and Haas Company, Senior Notes, 7.85%, 07/15/29	(e)	347
550	Solutia, Inc, Senior Notes, 7.875%, 03/15/20	B1	589
550	Solutia, Inc, Senior Notes, 8.75%, 11/01/17	B1	602

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	Westlake Chemical Corporation, Senior Notes, 6.625%, 01/15/16	Ba2	$207
			11,660
Containers, Packaging and Glass — 4.57%
425	Ardagh Glass Group plc, Senior Notes, 7.375%, 10/15/17 (g)	Ba3	440
425	Ball Corporation, Senior Notes, 7.375%, 09/01/19	Ba1	457
850	Berry Plastics Corporation, Senior Notes, 8.25%, 11/15/15	B1	903
875	Berry Plastics Corporation, Senior Notes, 9.75%, 01/15/21 (g)	Caa1	872
175	Boise Cascade, LLC, Senior Subordinated Notes, Notes, 7.125%, 10/15/14	Caa1	171
250	Boise Paper Holdings LLC, Senior Notes, 8%, 04/01/20	B1	268
375	Boise Paper Holdings LLC, Senior Notes, 9%, 11/01/17	B1	411
425	Bway Holding Company, Senior Notes, 10%, 06/15/18 (g)	B3	458
375	Cascades Inc., Senior Notes, 7.75%, 12/15/17	Ba3	384
300	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	308
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18 (g)	Ba3	258
300	Clearwater Paper Corporation, Senior Notes, 10.625%, 06/15/16	Ba3	343
225	Clondalkin Acquisition BV, Senior Notes, 2.302%, 12/15/13 (g)	B1	212
300	Crown Euro Holdings, S.A., Senior Notes, 7.125%, 08/15/18 (g)(EUR)	Ba1	415

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Graphic Packaging International, Inc., Senior Notes, 7.875%, 10/01/18	B3	$550
600	Graphic Packaging International, Inc., Senior Notes, 9.50%, 06/15/17	B3	655
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	383
425	JSG Funding PLC, Subordinated Notes, 7.75%, 04/01/15	B2	436
275	Plastipak Holdings, Inc., Senior Notes, 10.625%, 08/15/19 (g)	B3	308
200	Plastipak Holdings, Inc., Senior Notes, 10.625%, 08/15/19 (g)	(e)	224
600	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19 (g)	Ba3	618
475	Reynolds Group Issuer, Inc., Senior Notes, 7.75%, 10/15/16 (g)	Ba3	501
825	Solo Cup Company, Senior Notes, 10.50%, 11/01/13	B2	862
250	Verso Paper Holdings LLC, Senior Notes, 11.50%, 07/01/14	Ba2	276
			10,713
Diversified/Conglomerate Manufacturing — 3.13%
500	AGY Holding Corp., Senior Notes, 11%, 11/15/14	B3	450
400	Altra Holdings, Inc., Senior Notes, 8.125%, 12/01/16	B1	421
375	Amsted Industries, Inc., Senior Notes, 8.125%, 03/15/18 (g)	B1	398
780	Cemex Finance LLC, Senior Notes, 9.50%, 12/14/16 (g)	(e)	804
450	Coleman Cable, Inc., Senior Notes, 9%, 02/15/18	B3	466
100	CPM Holdings, Inc., Senior Notes, 10.625%, 09/01/14 (g)	B2	107
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B3	320

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Oshkosh Corporation, Senior Notes, 8.25%, 03/01/17	B2	$515
475	Oshkosh Corporation, Senior Notes, 8.50%, 03/01/20	B2	521
750	Pinafore, LLC, Senior Notes, 9%, 10/01/18 (g)	B1	814
1,425	RBS Global, Inc., Senior Notes, 8.50%, 05/01/18	Caa1	1,507
450	SPX Corporation, Senior Notes, 6.875%, 09/01/17 (g)	Ba1	479
50	Terex Corporation, Senior Notes, 10.875%, 06/01/16	B2	58
475	Terex Corporation, Senior Subordinated Notes, 8%, 11/15/17	Caa1	482
			7,342
Diversified/Conglomerate Service — 9.86%
475	Anixter Inc., Senior Notes, 10%, 03/15/14	Ba2	549
280	Avis Budget Car Rental LLC, Senior Notes, 7.625%, 05/15/14	B3	287
450	Avis Budget Car Rental LLC, Senior Notes, 9.625%, 03/15/18	B3	487
575	CDW Corporation, Senior Notes, 11.50%, 10/12/15	Caa1	598
25	CDW Corporation, Senior Secured Notes, 8%, 12/15/18 (g)	B2	26
1,625	CDW Corporation, Senior Subordinated Notes, 12.535%, 10/12/17	Caa2	1,641
675	Dycom Investments, Inc., Senior Subordinated Notes, 8.125%, 10/15/15	Ba3	689
300	EC Finance plc, Senior Notes, 9.75%, 08/01/17 (g)(EUR)	B2	433
525	Education Management LLC, Senior Notes, 8.75%, 06/01/14	B2	538
81	Education Management LLC, Senior Subordinated Notes, 10.25%, 06/01/16	B3	82

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$600	Europcar Groupe S.A., Senior Subordinated Notes, 4.55%, 05/15/13 (g)(EUR)	B3	$767
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20 (g)	Ba2	471
250	FTI Consulting Inc., Senior Notes, 7.75%, 10/01/16	Ba2	258
525	Fidelity National Information Services, Inc., Senior Notes, 7.625%, 07/15/17 (g)	Ba2	553
325	Fidelity National Information Services, Inc., Senior Notes, 7.875%, 07/15/20 (g)	Ba2	344
800	First Data Corporation, Senior Notes, 8.875%, 08/15/20 (g)	B1	844
400	Garda World Security Corporation, Senior Notes, 9.75%, 03/15/17 (g)	B3	430
425	GEO Group, Inc., Senior Notes, 7.75%, 10/15/17	B1	449
850	Hertz Corporation, Senior Notes, 7.50%, 10/15/18 (g)	B2	886
400	Hertz Holdings Netherlands B.V., Senior Notes, 8.50%, 07/31/15 (g)(EUR)	B1	575
225	Interline Brands, Inc., Senior Notes, 7%, 11/15/18 (g)	B2	228
825	iPayment, Inc., Senior Notes, 9.75%, 05/15/14	Caa1	776
1,067	iPayment, Inc., Senior Subordinated Notes, 12.75%, 07/15/14 (i)(g)	(e)	920
1,100	Mac Gray Corporation, Senior Notes, 7.625%, 08/15/15	B3	1,081
350	Maxim Crane Works, L.P., Senior Notes, 12.25%, 04/15/15 (g)	Caa1	340
975	Mobile Mini, Inc. Senior Notes, 6.875%, 05/01/15	B2	982
525	Open Solutions, Inc., Senior Subordinated Notes, 9.75%, 02/01/15 (g)	Caa2	367
550	RSC Equipment, Inc., Senior Notes, 10%, 07/15/17 (g)	B1	617

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,250	Servicemaster Company, Senior Notes, 10.75%, 07/15/15 (g)	B3	$1,350
325	Syniverse Holdings, Senior Notes, 9.125%, 01/15/19 (g)	Caa1	334
250	Travelport LLC, Senior Notes, 11.875%, 09/01/16	Caa1	244
1,400	United Rentals North America, Inc., Senior Notes, 10.875%, 06/15/16	B2	1,599
425	United Rentals North America, Inc., Senior Subordinated Notes, 8.375%, 09/15/20	Caa1	432
1,450	US Food Service Corporation, Senior Notes, 10.25%, 06/30/15 (g)	Caa2	1,464
525	West Corporation, Senior Notes, 7.875%, 01/15/19 (g)	B3	534
700	West Corporation, Senior Notes, 8.625%, 10/01/18 (g)	B3	744
200	West Corporation, Senior Subordinated Notes, 11%, 10/15/16	Caa1	217
			23,136
Ecological — .35%
800	WCA Waste Corporation, Senior Notes, 9.25%, 06/15/14	B3	828
Electronics — 1.96%
475	Advanced Micro Devices, Inc., Senior Notes, 7.75%, 08/01/20 (g)	Ba3	492
175	Advanced Micro Devices, Inc., Senior Notes, 8.125%, 12/15/17	Ba3	185
250	Aspect Software, Inc., Senior Notes, 10.625%, 05/15/17 (g)	Caa1	258
400	Bankrate Inc., Senior Notes, 11.75%, 07/15/15 (g)	B2	444
350	Freescale Semiconductor, Inc., Senior Notes, 10.125%, 03/15/18 (g)	B2	393
575	Jabil Circuit, Inc., Senior Notes, 7.75%, 07/15/16	Ba1	644

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$375	JDA Software Group, Inc., Senior Notes, 8%, 12/15/14	B1	$404
225	NXP B.V., Senior Notes, 9.50%, 10/15/15	Caa2	241
400	NXP B.V., Senior Notes, 9.75%, 08/01/18 (g)	B3	452
225	Seagate Technology International, Inc., Senior Notes, 10%, 05/01/14 (g)	Baa3	263
325	Sungard Data Systems, Senior Notes, 10.625%, 05/15/15	Caa1	361
400	Terremark Worldwide, Inc., Senior Notes, 12%, 06/15/17	B1	456
			4,593
Finance — 14.46%
200	Aircastle Limited, Senior Notes, 9.75%, 08/01/18	Ba3	219
1,150	Ally Financial, Inc., Senior Notes, 6.25%, 12/01/17 (g)	B3	1,144
1,600	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20 (g)	B3	1,696
1,675	Ally Financial, Inc., Senior Notes, 8%, 11/01/31	B3	1,792
750	Ally Financial, Inc., Senior Notes, 8.30%, 02/12/15	B3	821
675	American Capital Ltd., Senior Notes, 7.96%, 12/31/13	(e)	693
1,175	American General Finance Corporation, Senior Notes, 6.90%, 12/15/17	B3	946
2,450	American International Group., Senior Notes, 8.25%, 08/15/18	A3	2,818
325	AWAS Aviation Capital Limited, Senior Notes, 7%, 10/15/16 (g)	Ba2	323
4,800	CIT Group, Inc., Senior Notes, 7%, 05/01/17	B3	4,812
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,515

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$800	E*Trade Financial Corporation, Senior Notes, 7.375%, 09/15/13	B3	$796
475	E*Trade Financial Corporation, Senior Notes, 7.875%%, 12/01/15	B3	471
2,198	E*Trade Financial Corporation, Senior Notes, 12.50%, 11/30/17	(e)	2,572
425	Icahn Enterprises, L.P., Senior Notes, 7.75%, 01/15/16	Ba3	425
275	Icahn Enterprises, L.P., Senior Notes, 7.75%, 01/15/16 (g)	Ba3	275
1,150	International Lease Finance Corporation, Senior Notes, 8.25%, 12/15/20	B1	1,187
1,975	International Lease Finance Corporation, Senior Notes, 8.625%, 09/15/15 (g)	B1	2,118
1,600	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	B1	1,720
1,875	Nuveen Investments, Inc., Senior Notes, 5.50%, 09/15/15	Caa3	1,612
1,150	Nuveen Investments, Inc., Senior Notes, 10.50%, 11/15/15	Caa3	1,176
475	PHH Corporation, Senior Notes, 9.25%, 03/01/16 (g)	Ba2	501
575	Provident Funding Associates, L.P., Senior Notes, 10.25%, 04/15/17 (g)	Ba3	597
1,000	SLM Corporation, Senior Medium Term Notes, 5%, 10/01/13	Ba1	1,009
300	SLM Corporation, Senior Medium Term Notes, 5.05%, 11/14/14	Ba1	294
175	SLM Corporation, Senior Medium Term Notes, 5.375%, 05/15/14	Ba1	177

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,750	SLM Corporation, Senior Medium Term Notes, 8.45%, 06/15/18	Ba1	$1,829
475	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B3	391
			33,929
Furnishings, Housewares, Consumer Durable — .10%
225	Mohawk Industries, Inc., Senior Notes, 6.875%, 01/15/16	Ba2	242
Groceries — .23%
500	Susser Holdings LLC, Senior Notes, 8.50%, 05/15/16	B2	535
Healthcare, Education and Childcare — 8.03%
450	Accellent, Inc. Senior Notes, 8.375%, 02/01/17	B1	461
700	Accellent, Inc.. Senior Subordinated Notes, 10%, 11/01/17 (g)	Caa2	658
1,500	Biomet, Inc., Senior Notes, 10.375%, 10/15/17	B3	1,646
475	Biomet, Inc., Senior Subordinated Notes, 11.625%, 10/15/17	Caa1	527
675	Boston Scientific Corporation, Senior Notes, 7.375%, 01/15/40	Ba1	740
525	Capella Healthcare Inc., Senior Notes, 9.25%, 07/01/17 (g)	B3	559
925	CHS/Community Health Systems, Inc., Senior Notes, 8.875%, 07/15/15	B3	971
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B2	522
600	Davita, Inc., Senior Notes, 6.625%, 11/01/20	B2	598
275	Endo Pharmaceutical Holdings, Inc., Senior Notes, 7%, 12/15/20 (g)	Ba2	280
75	HCA, Inc., Senior Notes, 9.25%, 11/15/16	B2	80
550	HCA, Inc., Senior Secured Notes, 8.50%, 04/15/19	Ba3	602

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	HCA, Inc., Senior Secured Notes, 9.625%, 11/15/16	B2	$803
150	HCA, Inc., Senior Secured Notes, 9.875%, 02/15/17 ...	B2	165
600	Inventive Health Inc., Senior Notes, 10%, 08/15/18 (g)	Caa1	608
250	LifePoint Hospitals, Inc., Senior Notes, 6.625%, 10/01/20 (g)	Ba1	248
475	MedAssets, Inc., Senior Notes, 8%, 11/15/18 (g)	B3	477
900	Multiplan, Inc., Senior Notes, 9.875%, 09/01/18 (g)	Caa1	956
350	Mylan Inc., Senior Notes, 7.625%, 07/15/17 (g)	B1	374
425	OnCure Holdings, Inc., Senior Notes, 11.75%, 05/15/17 (g)	B2	402
525	Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, 04/15/17 (g)	Caa1	518
900	Tenet Healthcare Corporation, Senior Notes, 8%, 08/01/20 (g)	Caa1	913
875	Tenet Healthcare Corporation, Senior Notes, 8.875%, 07/01/19	B1	991
175	UHS Escrow Corporation, Senior Notes, 7%, 10/01/18 (g)	B1	180
875	United Surgical Partners International, Inc., Senior Subordinated Notes, 8.875%, 05/01/17	Caa1	903
450	Universal Hospital Services, Inc., Senior Secured Notes, 3.834%, 06/01/15	B3	409
200	Universal Hospital Services, Inc., Senior Secured Notes, 8.50%, 06/01/15	B3	205
425	Valeant Pharmaceuticals, International, Senior Notes, 6.75%, 10/01/17 (g)	B1	423

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$625	Valeant Pharmaceuticals, International, Senior Notes, 7%, 10/01/20 (g)	B1	$617
750	Vanguard Health Holding Company II, LLC, Senior Notes, 8%, 02/01/18 (g)	B3	769
1,225	Warner Chilcott Company, LLC, Senior Notes, 7.75%, 09/15/18 (g)	B3	1,237
			18,842
Hotels, Motels, Inns and Gaming — 4.77%
800	Ameristar Casinos, Inc., Senior Notes, 9.25%, 06/01/14	B2	856
500	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g) (EUR)	B3	682
650	Codere Finance (Luxembourg) S.A., Senior Notes, 8.25%, 06/15/15 (g) (EUR)	B2	866
50	Gaylord Entertainment Company, Senior Notes, 6.75%, 11/15/14	Caa2	50
1,875	Harrah's Escrow Corporation, Senior Notes, 11.25%, 06/01/17	Caa1	2,109
200	MGM Mirage, Senior Notes, 9%, 03/15/20 (g)	B1	219
375	MGM Mirage, Senior Notes, 10.375%, 05/15/14	B1	421
1,100	MGM Mirage, Senior Notes, 11.125%, 11/15/17	B1	1,268
400	MGM Mirage, Senior Notes, 13%, 11/15/13	B1	473
475	Pinnacle Entertainment, Inc., Senior Subordinated Notes, 8.625%, 08/01/17	B1	517
1,300	Pokagon Gaming Authority, Senior Notes, 10.375%, 06/15/14 (g)	B2	1,345
300	Seminole Tribe of Florda, Senior Notes, 7.75%, 10/01/17 (g)	Ba1	309
400	Seneca Gaming Corporation, Senior Notes, 8.25%, 12/01/18 (g)	B1	400

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	Sheraton Holding Corporation, Senior Notes, 7.375%, 11/15/15	Ba1	$250
575	Wynn Las Vegas LLC, Senior Notes, 7.75%, 08/15/20	Ba3	624
750	Wynn Las Vegas LLC, Senior Notes, 7.875%, 11/01/17	Ba2	806
			11,195
Insurance — 1.57%
575	Centene Corporation, Senior Notes, 7.25%, 04/01/14	Ba2	592
875	Hub International Limited, Senior Notes, 9%, 12/15/14 (g)	B3	886
1,775	Hub International Limited, Senior Subordinated Notes, 10.25%, 06/15/15 (g)	Caa1	1,779
425	USI Holdings Corporation, Senior Subordinated Notes, 9.75%, 05/15/15 (g)	Caa1	429
			3,686
Leisure, Amusement and Entertainment — 2.25%
525	Cedar Fair LP, Senior Notes, 9.125%, 08/01/18 (g)	B2	559
175	Easton Bell Sports Inc., Senior Notes, 9.75%, 12/01/16	B2	191
1,275	Manchester United Finance plc, Senior Notes, 8.375%, 02/01/17 (g)	(e)	1,275
225	NCL Corporation, Senior Notes, 9.50%, 11/15/18 (g)	Caa1	233
700	NCL Corporation, Senior Notes, 11.75%, 11/15/16	B2	814
450	Speedway Motorsports, Inc., Senior Notes, 8.75%, 06/01/16	Ba1	486
775	Ticketmaster, Senior Notes, 10.75%, 08/01/16	B1	841
575	Universal City Development Partners, Ltd., Senior Notes, 8.875%, 11/15/15	B3	612

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$250	Universal City Development Partners, Ltd., Senior Notes, 10.875%, 11/15/16	B3	$275
			5,286
Mining, Steel, Iron and Non-Precious Metals — 5.93%
525	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	Ba3	528
525	Algoma Acquisition Corporation, 9.875%, 06/15/15 (g)	Caa2	472
575	Alrosa Finance S.A., Senior Notes, 7.75%, 11/03/20 (g)	Ba3	605
250	Arch Coal, Inc., Senior Notes, 8.75%, 08/01/16	B1	273
975	Consol Energy, Inc., Senior Notes, 8%, 04/01/17 (g)	B1	1,041
400	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20 (g)	B1	432
850	FMG Resources Pty. Ltd., Senior Notes, 7%, 11/01/15 (g)	B1	875
725	Foresight Energy LLC, Senior Notes, 9.625%, 08/15/17 (g)	Caa1	772
150	International Coal, Senior Notes, 9.125%, 04/01/18	Caa1	163
550	Metals USA, Inc., Senior Secured Notes, 11.125%, 12/01/15	B3	579
600	New World Resources N.V., Senior Notes, 7.875%, 05/01/18 (g)(EUR)	Ba3	826
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20 (g)	B2	446
425	Patriot Coal Corporation, Senior Notes, 8.25%, 04/30/18	B3	434
3,150	Ryerson Holding Corporation, Senior Secured Notes, 15.50%, 02/01/15 (b)	Caa3	1,449
1,225	Ryerson Inc., Senior Secured Notes, 12%, 11/01/15	Caa1	1,277
625	Severstal Columbus LLC, Senior Notes, 10.25%, 02/15/18 (g)	B3	663

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	Steel Capital, Senior Notes, 9.75%, 07/29/13 (g)	Ba3	$557
50	Steel Dynamics, Inc., Senior Notes, 7.75%, 04/15/16	Ba2	53
475	Steel Dynamics, Inc., Senior Notes, 7.625%, 03/15/20 (g)	Ba2	508
1,125	Tube City IMS Corporation., Senior Subordinated Notes, 9.75%, 02/01/15	Caa1	1,164
725	Vedanta Resources, Plc, Senior Notes, 9.50%, 07/18/18 (g)	Ba2	786
			13,903
Oil and Gas — 12.22%
600	Alta Mesa Holdings, L.P., Senior Notes, 9.625%, 10/15/18 (g)	B3	582
105	Anadarko Petroleum Corporation, Senior Notes, 6.20%, 03/15/40	Ba1	102
40	Anadarko Petroleum Corporation, Senior Notes, 6.375%, 09/15/17	Ba1	44
625	Anadarko Petroleum Corporation, Senior Notes, 8.70%, 03/15/19	Ba1	761
1,075	Antero Resources Corporation, Senior Notes, 9.375%, 12/01/17	Caa1	1,123
300	Berry Petroleum Company, Senior Notes, 6.75%, 11/01/20	B2	302
450	Berry Petroleum Company, Senior Notes, 10.25%, 06/01/14	B2	516
525	Bill Barrett Corporation, Senior Notes, 9.875%, 07/15/16	B1	576
750	Chesapeake Energy Corp., Senior Notes, 6.625%, 08/15/20	Ba3	735
975	Chesapeake Energy Corp., Senior Notes, 9.50%, 02/15/15	Ba3	1,099

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Cie Gen Geophysique, Senior Notes, 7.50%, 05/15/15	Ba3	$281
800	Complete Production Services, Inc., Senior Notes, 8%, 12/15/16	B1	828
750	Concho Resources, Inc., Senior Notes, 8.625%, 10/01/17	B3	817
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	B3	307
1,375	Connacher Oil and Gas Limited, Senior Notes, 10.25%, 12/15/15 (g)	Caa2	1,382
400	Continental Resources, Senior Notes, 7.125%, 04/01/21 (g)	B1	420
772	Denbury Resources Inc., Senior Subordinated Notes, 8.25%, 02/15/20	B1	838
575	Denbury Resources Inc., Senior Subordinated Notes, 9.75%, 03/01/16	B1	641
1,425	El Paso Corporation, Senior Notes, 12%, 12/12/13	Ba3	1,788
125	Encore Acquisition Company, Senior Subordinated Notes, 9.50%, 05/01/16	B1	139
1,325	Energy Transfer Equity, L.P., Senior Notes, 7.50%, 10/15/20	Ba2	1,378
650	Exterran Holdings, Inc., Senior Notes, 7.25%, 12/01/18 (g)	Ba3	648
975	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21 (g)	Ba3	948
120	Forest Oil Corp., Senior Notes, 7.25%, 06/15/19	B1	122
575	Global Geophysical Services, Senior Notes, 10.50%, 05/01/17	B3	571
800	Hilcorp Energy I, L.P., Senior Notes, 7.625%, 04/15/21 (g)	B2	826
625	Inergy, L.p., Senior Notes, 7%, 10/01/18 (g)	Ba3	630

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Inergy, L.p., Senior Notes, 8.75%, 03/01/15	Ba3	$506
450	MarkWest Energy Partners, L.P., Senior Notes, 6.75%, 11/01/20	B1	447
710	Newfield Exploration Company, Senior Subordinated Notes, 6.875%, 02/01/20	Ba2	747
275	Niska Gas Storage US, LLC, Senior Notes, 8.875%, 03/15/18 (g)	B1	294
300	Penn Virginia Corporation, Senior Notes, 10.375%, 06/15/16	B2	334
325	Penn Virginia Resources Partners, L.P., Senior Notes, 8.25%, 04/15/18	B2	333
1,075	PetroHawk Energy Corporation, Senior Notes, 10.50%, 08/01/14	B3	1,226
600	Plains Exploration and Production Company, Senior Notes, 10%, 03/01/16	B1	670
500	Precision Drilling Corporation, Senior Notes, 6.625%, 11/15/20 (g)	Ba2	509
275	QEP Resources, Inc., Senior Notes, 6.875%, 03/01/21	Ba1	288
650	Quicksilver Resources, Inc., Senior Notes, 11.75%, 01/01/16	B2	757
825	Range Resources Corporaiton, Senior Subordinated Notes, 6.75%, 08/01/20	Ba3	851
375	RDS Ultra-Deep Water, Ltd., Senior Notes, 11.875%, 03/15/17 (g)	B3	390
450	Regency Energy Partners, L.P., Senior Notes, 6.875%, 12/01/18	B1	456
400	Suburban Propane Partners, L.P., Senior Notes, 7.375%, 03/15/20	Ba3	427

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	$699
975	Tesoro Corporation, Senior Notes, 6.50%, 06/01/17	Ba1	977
25	Tesoro Corporation, Senior Notes, 9.75%, 06/01/19	Ba1	28
325	Whiting Petroleum Corporation, Senior Subordinated Notes, 6.50% 10/01/18	Ba3	328
			28,671
Personal, Food and Miscellaneous Services — 2.05%
400	Central Garden & Pet Company, Senior Subordinated Notes, 8.25%, 03/01/18	B2	409
625	DineEquity, Inc., Senior Notes, 9.50%, 10/30/18 (g)	B3	661
650	Dunkin' Finance Corporation, Senior Notes, 9.625%, 12/01/18 (g)	Caa2	660
850	O'Charleys, Inc., Senior Subordinated Notes, 9%, 11/01/13	B3	865
1,100	OSI Restaurant Partners, Inc., Senior Notes, 10%, 06/15/15	Caa3	1,141
1,000	Wendy's International Holdings, LLC, Senior Notes, 10%, 07/15/16	B3	1,085
			4,821
Personal Non-Durable Consumer Products — .69%
200	Acco Brands Corporation, Senior Notes, 10.625%, 03/15/15	B1	225
775	Bausch & Lomb, Incorporated, Senior Notes, 9.875%, 11/01/15	Caa1	831
250	Jarden Corporation, Senior Notes, 8%, 05/01/16	Ba3	272
275	Scotts Miracle-Gro Company, Senior Notes, 7.25%, 01/15/18	B1	289
			1,617

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Personal Transportation — 1.83%
$1,450	Continental Airlines, Inc., Senior Notes, 6.75%, 09/15/15 (g)	Ba2	$1,497
194	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	218
142	Continental Airlines, Inc., Senior Notes, 9.25%, 05/10/17	Ba2	154
584	Delta Airlines, Inc., Senior Notes, 9.50%, 09/15/14 (g)	Ba2	635
1,275	Delta Airlines, Inc., Senior Notes, 12.25%, 03/15/15 (g)	B2	1,434
185	Northwest Airlines 7.575%, 09/01/20	(e)	195
150	United Airlines, Inc., Senior Notes, 12%, 11/01/13 (g)	B3	166
			4,299
Printing and Publishing — 1.07%
750	McClatchy Company, Senior Notes, 11.50%, 02/15/17	B1	840
350	Nielsen Finance LLC, Senior Notes, 11.50%, 05/01/16	Caa1	403
1,100	Nielsen Finance LLC, Senior Notes, 11.625%, 02/01/14	Caa1	1,273
			2,516
Retail Stores — 6.09%
1,425	Ace Hardware Corporation, Senior Notes, 9.125%, 06/01/16 (g)	Ba2	1,525
150	Burlington Coat Factory Warehouse, Corp, Senior Notes, 11.125%, 04/15/14	Caa1	155
739	Dollar General Corporation, Senior Subordinated Debentures, 11.875%, 07/15/17	B2	855
75	Federated Retail Holdings, Inc., Senior Notes, 5.90%, 12/01/16	Ba1	80
375	Giraffe Acquistion Corporation, Senior Notes, 9.125%, 12/01/18 (g)	Caa1	391

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	HSN, Inc., Senior Notes, 11.25%, 08/01/16	Ba2	$799
250	Limited Brands, Inc., Senior Notes, 8.50%, 06/15/19	Ba1	286
625	Michaels Stores, Inc., Senior Notes, 7.75%, 11/01/18 (g)	Caa1	620
575	Michaels Stores, Inc., Senior Subordinated Notes, 11.375%, 11/01/16	Caa2	627
1,025	Michaels Stores, Inc., Subordinated Notes, 13%, 11/01/16 (b)	Caa2	1,007
1,182	Neiman Marcus Group, Inc., Senior Notes, 9%, 10/15/15	Caa1	1,236
850	Neiman Marcus Group, Inc., Senior Subordinated Notes, 10.375%, 10/15/15	Caa2	897
525	Netflix, Inc., Senior Notes, 8.50%, 11/15/17	Ba2	591
100	Penney (J.C.) Corporation, Inc., Senior Notes, 7.125%, 11/15/23	Ba1	103
350	Penney (J.C.) Corporation, Inc., Senior Notes, 7.40%, 04/01/37	Ba1	327
500	QVC, Inc., Senior Notes, 7.125%, 04/15/17 (g)	Ba2	523
1,050	QVC, Inc., Senior Notes, 7.50%, 10/01/19 (g)	Ba2	1,108
475	Rite Aid Corporation, Senior Notes, 8%, 08/15/20	B3	500
675	Rite Aid Corporation, Senior Notes, 8.625%, 03/01/15	Caa3	582
225	Rite Aid Corporation, Senior Notes, 9.75%, 06/12/16	B3	248
600	Rite Aid Corporation, Senior Notes, 10.25%, 10/15/19	Caa2	626
125	Rite Aid Corporation, Senior Notes, 10.375%, 07/15/16	Caa2	130
525	Toys 'R' Us Delaware, Inc., Senior Notes, 7.375%, 09/01/16 (g)	B1	545

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	Toys 'R' Us Property Company II, LLC, Senior Notes, 8.50%, 12/01/17	Ba1	$537
			14,298
Telecommunications — 13.34%
875	Broadview Networks Holdings, Inc., Senior Secured Notes, 11.375%, 09/01/12	B3	849
400	Cincinnati Bell Inc., Senior Notes, 7%, 02/15/15	B2	396
2,425	Clearwire Communications LLC, Senior Secured Notes, 12%, 12/01/15 (g)	B2	2,619
575	Clearwire Communications LLC, Senior Secured Notes, 12%, 12/01/17 (g)	Caa2	595
100	Cricket Communications, Inc., Senior Notes, 7.75%, 05/15/16	Ba2	104
1,200	Cricket Communications, Inc., Senior Notes, 10%, 07/15/15	B3	1,290
500	Crown Castle International Corporation, Senior Notes, 9%, 01/15/15	B1	552
700	Digicel Limited, Senior Notes, 8.25%, 09/01/17 (g)	B1	726
350	Digicel Limited, Senior Notes, 8.875%, 01/15/15 (g)	Caa1	354
900	Digicel Limited, Senior Notes, 10.50%, 04/15/18 (g)	Caa1	998
475	Equinix, Inc., Senior Notes, 8.125%, 03/01/18	Ba2	496
200	Frontier Communications, Senior Notes, 8.25%, 04/15/17	Ba2	220
225	Geoeye, Inc., Senior Notes, 9.625%, 10/01/15	Ba3	254
425	Hughes Network Systems, LLC, Senior Notes, 9.50%, 04/15/14	B1	438
300	Hughes Network Systems, LLC, Senior Notes, 9.50%, 04/15/14	B1	309

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$350	Intelsat Corporation, Senior Notes, 9.25%, 06/15/16	B3	$378
800	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20 (g)	B3	808
500	Intelsat Ltd., Senior Notes, 11.25%, 06/15/16	Caa2	539
2,750	Intelsat (Luxembourg) S.A., Senior Notes, 11.25%, 02/04/17	Caa3	3,004
500	Level 3 Financing, Inc., Senior Notes, 9.25%, 11/01/14	Caa1	496
1,050	MetroPCS Wireless, Inc., Senior Notes, 7.875%, 09/01/18	B2	1,087
525	Nextel Communications, Senior Notes, 5.95%, 03/15/14	Ba2	517
1,075	Nextel Communications, Senior Notes, 7.375%, 08/01/15	Ba2	1,078
375	NII Capital Corporation, Senior Notes, 8.875%, 12/15/19	B2	404
1,300	NII Capital Corporation, Senior Notes, 10%, 08/15/16	B2	1,436
675	Paetec Holding Corporation, Senior Notes, 8.875%, 06/30/17	Ba3	719
425	Sable International Finance Limited, Senior Notes, 7.75%, 02/15/17 (g)	Ba2	442
150	SBA Telecommunications, Inc., Senior Notes, 8%, 08/15/16	Ba3	162
625	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19	Ba3	681
175	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	Ba3	153
1,050	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	Ba3	1,060

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,325	Sprint Nextel Corporation, Senior Notes, 8.375%, 08/15/17	Ba3	$2,476
1,550	Telesat Canada, Senior Notes, 11%, 11/01/15	Caa1	1,736
575	Telesat Canada, Senior Subordinated Notes, 12.50%, 11/01/17	Caa1	674
475	Trilogy International Partners, LLC, Senior Notes, 10.25%, 08/15/16 (g)	Caa1	466
275	ViaSat, Inc., Senior Notes, 8.875%, 09/15/16	B1	289
875	Wind Acquistion Finance S.A., Senior Notes, 11.75%, 07/15/17 (g)	B2	980
1,200	Wind Acquistion Finance S.A., 11.75%, 07/15/17 (c)(g)(f) ESC	(e)	—
775	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.25%, 02/15/18 (g)	Ba2	787
532	Wind Acquistion Holdings Finance S.A., Senior Notes, 12.25%, 07/15/17 (g)(i)	B3	615
107	Wind Acquistion Holdings Finance S.A., 12.25%, 07/15/17 (c)(g)(f) ESC	(e)	—
100	Windstream Corporation, Senior Notes, 8.625%, 08/01/16	Ba3	105
			31,292
Textiles and Leather — .69%
950	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20 (g)	B1	912
500	Levi Strauss & Co., Senior Notes, 7.625%, 05/15/20	B2	516
175	Levi Strauss & Co., Senior Notes, 8.875%, 04/01/16	B2	184
			1,612
Utilities — 4.14%
25	AES Corporation, Senior Notes, 8%, 10/15/17	B1	26

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,300	AES Corporation, Senior Notes, 9.75%, 04/15/16	B1	$1,456
1,925	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	1,896
500	Dubai Electricity and Water, Senior Notes, 7.375%, 10/21/20 (g)	Ba2	469
2,300	Energy Future, Senior Notes, 10%, 12/01/20	Caa3	2,363
400	North American Energy Alliance, LLC, Senior Notes, 10.875%, 06/01/16 (g)	Ba3	445
250	NRG Energy, Inc., Senior Notes, 7.375%, 02/01/16	B1	255
625	NRG Energy, Inc., Senior Notes, 7.375%, 01/15/17	B1	637
800	NRG Energy, Inc., Senior Notes, 8.25%, 09/01/20 (g)	B1	812
1,000	PNM Resources, Inc., Senior Notes, 9.25%, 05/15/15	Ba2	1,105
250	RRI Energy, Inc., Senior Notes, 7.875%, 06/15/17	B3	243
			9,707
	Total Corporate Debt Securities (Total cost of $286,510)		305,090
CONVERTIBLE DEBT SECURITIES — .24% (d)
Diversified/Conglomerate Manufacturing — .24%
475	General Cable Corporation, Subordinated Notes, 4.50%, 11/15/29	B2	565
	Total Convertible Debt Securities (Total cost of $490)		565
BANK DEBT SECURITIES — .53% (d)
Electronics — .28%
692	Infor Enterprise Solutions Holdings, Ltd., 4.02%, 07/28/12 (h)	B1	666
Hotels, Motels, Inns and Gaming — .25%
603	Pokagon Gaming Authority, 9%, 08/15/12 (h)	(e)	576
	Total Bank Debt Securities (Total cost of $1,271)		1,242

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2010 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 3.48% (d)
Automobile — .65%
4,150	Dana Holding Corporation, 4%, Convertible (g)	(e)	$600
17,000	General Motors Corporation, 4.75%, Convertible	(e)	920
			1,520
Broadcasting and Entertainment — .14%
495	Spanish Broadcasting System, Inc., 10.75% (a)	Caa3	327
Containers, Packaging and Glass — 0%
1,975	Smurfit-Stone Container Corporation, 7% (c)(f) ESC	(e)	—
Electronics — 1.28%
3,400	Lucent Technologies Capital Trust I, Convertible, 7.75%	B3	3,016
Finance — 1.20%
2,975	Ally Financial, Inc., 7% (g)	Caa2	2,811
Hotels, Motels, Inns and Gaming — .21%
4,400	Las Vegas Sands Corporation, 10%	(e)	499
	Total Preferred Stock (Total cost of $6,796)		8,173
COMMON STOCK — .62% (d)
44,075	B&G Foods, Inc.,		605
32,725	Smurfit-Stone Container Corporation (f)		838
	Total Common Stock and Warrants (Total cost of $1,126)		1,443

Principal Amount		Moody's Rating (Unaudited)	Value (Note 1)
SHORT-TERM INVESTMENTS — 2.08% (d)
$4,874	Dexia Delaware LLC, Commercial Paper, Due 01/03/11 Discount of .15%	P-1	$4,874
	Total Short-Term Investments (Total cost of $4,874)		4,874
	TOTAL INVESTMENTS (Total cost of $301,067)		$321,387

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2010 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $234,624.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $123,196 as of December 31, 2010.

(h)  Restricted as to public resale. The total value of restricted securities owned at December 31, 2010 was $1,242 or .53% of total net assets to common shareholders.

(i)  Pay-In-Kind Security

(EUR)  Euro

ESC  Escrow cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2010
(Dollars in thousands, except per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $301,067 see Schedule of Investments and Notes 1 and 2)	$321,387
CASH	514
RECEIVABLES:
Investment securities sold	704
Interest and dividends	6,020
PREPAID EXPENSES	50
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 12)	4
Total assets	$328,679
Liabilities:
PAYABLES:
Investment securities purchased	$598
Dividend on common stock	7,316
Dividend on preferred stock	8
ACCRUED EXPENSES (Note 3)	708
Total liabilities	$8,630
Auction Term Preferred Stock:
$1.00 par value, 1,000,000 shares authorized, 3,417 shares issued and outstanding, liquidation preference of $25,000 per share (Notes 4 and 5)	$85,425
Net Assets	$234,624
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,064,128 shares issued and outstanding	$231
CAPITAL IN EXCESS OF PAR VALUE	265,450
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	917
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(52,298)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	20,324
Net Assets Applicable To Common Stock (Equivalent to $10.17 per share, based on 23,064,128 shares outstanding)	$234,624

Statement of Operations
For the Year Ended
December 31, 2010 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$27,989
Dividend income	572
Other income	319
Total investment income	$28,880
Expenses:
Cost of leverage:
Preferred and auction fees (Note 5)	$101
Total cost of leverage	$101
Professional services:
Legal (Notes 9 and 10)	$1,937
Investment Advisor (Note 3)	1,093
Custodian and transfer agent	270
Audit	59
Total professional services	$3,359
Administrative:
General administrative (Note 9)	$553
Directors	188
Insurance	135
Shareholder communications	45
Rating Agency	45
Shareholder meeting	40
Miscellaneous	31
Total administrative	$1,037
Total expenses	$4,497
Net investment income	$24,383
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$11,376
Change in net unrealized appreciation on investments and other financial instruments	$5,389
Net gain on investments	$16,765
Cost of Preferred Leverage
Dividends to preferred stockholders (Notes 4 and 6)	$(601)
Net increase in net assets resulting from operations	$40,547

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except per share amounts)

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations:
Net investment income	$24,383	$24,330
Realized gain (loss) on investments and currencies, net	11,376	(15,956)
Net swap settlement disbursements	—	(2,475)
Change in net unrealized appreciation on investments and other financial instruments	5,389	99,828
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(601)	(233)
Net increase in net assets resulting from operations	$40,547	$105,494
From Fund Share Transactions:
Net asset value of 45,566 shares issued to common stockholders for reinvestment of dividends in 2010	468	—
Distributions to Common Stockholders:
From net investment income ($1.03 and $.90 per share in 2010 and 2009, respectively)	$(23,615)	$(20,809)
Total net increase in net assets	$17,400	$84,685
Net Assets Applicable to Common Stock:
Beginning of period	$217,224	$132,539
End of period (Including $917 and $1,028 of undistributed net investment income at December 31, 2010 and December 31, 2009, respectively)	$234,624	$217,224

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b)

	For the Years Ended December 31,
	2010	2009	2008	2007	2006
NET ASSET VALUE:
Beginning of period	$9.44	$5.75	$9.70	$10.95	$10.65
NET INVESTMENT INCOME	1.06	1.06	1.10	1.25 #	1.25
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.73	3.65	(4.00)	(1.00)#	.35
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK:	(.03)	(.12)	(.20)	(.25)	(.25)
TOTAL FROM INVESTMENT OPERATIONS	1.76	4.59	(3.10)	—	1.35
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.03)	(.90)	(.85)	(1.05)	(1.05)
TOTAL DISTRIBUTIONS	(1.03)	(.90)	(.85)	(1.05)	(1.05)
Effect of rights offering and related expenses; and Auction Term Preferred Stock offering costs and sales load	—	—	—	(.20)	—
NET ASSET VALUE:
End of period	$10.17	$9.44	$5.75	$9.70	$10.95
PER SHARE MARKET VALUE:
End of period	$9.96	$9.05	$4.50	$8.55	$11.30
TOTAL INVESTMENT RETURN†	22.02%	126.88%	(40.53)%	(16.34)%	22.82%

  #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's September, 2007 rights offering.

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b) — Continued

	For the Years Ended December 31,
	2010	2009	2008	2007	2006
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$234,624	$217,224	$132,539	$223,822	$208,999
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)	$85,425	$85,425	$85,425	$130,000	$130,000
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)	$320,049	$302,649	$217,964	$353,822	$338,999
EXPENSE RATIOS:
Ratio of preferred and other leverage expenses to average net assets*	.05%	.04%	.15%	.15%	.16%
Ratio of operating expenses to average net assets*	1.92%	1.55%	1.30%	1.19%	1.21%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.97%	1.59%	1.45%	1.34%	1.37%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	10.66%	13.59%	13.13%	11.66%	11.54%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	1.43%	1.07%	.92%	.84%	.84%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK	7.76%	9.20%	8.31%	7.28%	7.05%
PORTFOLIO TURNOVER RATE	79.02%	81.05%	57.08%	67.25%	64.08%

  (a)  Dollars in thousands.

  (b)  The per share data for 2006 through 2008 has been adjusted to reflect a 1 for 5 reverse stock split in 2009.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2010	2009	2008	2007	2006
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$85,425,000	$85,425,000	$85,425,000	$130,000,000	$130,000,000
ASSET COVERAGE: Per Preferred Stock Share (1)	$93,664	$88,572	$63,788	$68,043	$65,192
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (2)	$25,000	$25,000	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (2)(3)	$25,000	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

  (2)  Plus accumulated and unpaid dividends.

  (3)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. See Note 4 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2010

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available with a cost of $0 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$306,897	$—	$306,897
Preferred Stock
Automobile	920	600	—	1,520
Broadcasting and Entertainment	—	327	—	327
Electronics	—	3,016	—	3,016
Finance	—	2,811	—	2,811
Hotels, Motels Inns and Gaming	—	499	—	499
Common Stock
B&G Foods, Inc.	605	—	—	605
Smurfit-Stone Container	838	—	—	838

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Short-Term Investment	$—	$4,874	$—	$4,874
Total Investments	$2,363	$319,024	$—	$321,387
Forward Currency Exchange Contracts	$—	$4	$—	$4

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2009	$230,000
Net purchases (sales)	(111,000)
Change in unrealized appreciation (depreciation)	2,392,000
Realized gain (loss)	(2,184,000)
Transfers out of Level 3 to Level 2	(327,000)
Balance, December 31, 2010	$—

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.

(2) Tax Matters and Distributions

At December 31, 2010, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $300,234,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $22,449,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $1,296,000. Net unrealized gain on investments for tax purposes at December 31, 2010 was approximately $21,153,000.

At December 31, 2010, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$7,387,000	December 31, 2011
125,000	December 31, 2012
954,000	December 31, 2013
1,481,000	December 31, 2014
15,500,000	December 31, 2016
26,848,000	December 31, 2017
$52,295,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $24,216,000 and $21,050,000 in 2010 and 2009, respectively, was from ordinary income.

As of December 31, 2010, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$399,000
Unrealized Gain	21,157,000
Post-October Losses	(310,000)
Preferred Dividend Payable	(8,000)
Capital Losses Carry Forward	(52,295,000)
$(31,057,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, deductibility of preferred stock dividends, expiration of capital loss carryforwards, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2010,

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(278,000)
Accumulated net realized loss from securities transactions	$34,271,000
Capital in excess of par value	$(33,993,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007-2009, or expected to be taken in the Fund's 2010 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,093,000 in management fees during the year ended December 31, 2010. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common and auction term preferred stock. At December 31, 2010, the fee payable to T. Rowe Price was approximately $96,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Auction Term Preferred Stock (ATP)

The Fund had 3,417 shares of ATP issued and outstanding at December 31, 2010. The ATP's dividends are cumulative at a rate determined using an auction process, the terms of which are set forth in the Fund's charter. Dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. If, as has been the case since February 2008, the auction process does not yield a rate based on orders submitted, then the ATP dividend rate is set using formulas based on a specified percentage of the 30-day AA composite commercial paper rate, which was 150% of such rate for each series' most recent dividend period. Dividend rates ranged from .024% – .467% for the year ended December 31, 2010. The weighted average dividend rate on December 31, 2010 was .264%.

The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. None of the ATP auctions successfully closed during the period and the approximate market value of ATP is not determinable at December 31, 2010. The

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively. At December 31, 2010 the Fund was in compliance with these asset coverage requirements.

(5) ATP Auction-Related Matters

Deutsche Bank (DB) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994 with Bankers Trust Company (BTC). BTC was later acquired by DB. The term of the agreement is unlimited and may be terminated by either party. DB may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace DB as auction agent at any time.

After each auction, DB will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $101,000 for service charges for the year ended December 31, 2010. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

The Fund is currently not paying a service charge on series A, B and C ATP because the broker-dealer is not participating in the auctions. A service charge is being paid on series D.

(6) Supplemental Dividend for Series A, B and C ATP

The Fund's Board of Directors determined in October 2010 that it would be appropriate to adjust the dividends payable to holders of each of the Fund's Series A, B and C Auction Term Preferred Stock (ATP) beginning with the dividend period starting on September 23, 2008 (or for each Series with no dividend period beginning on September 23, 2008, that Series' dividend period next commencing after September 23, 2008) and ending with the dividend period concluding on November 16, 2010 (or for each Series with no dividend period concluding on November 16, 2010, that Series' dividend period concluding most immediately before November 16, 2010), using a formula more favorable than the one applied during those dividend periods. (The span of such dividend periods for each Series is referred to as its "Supplemental Dividend Period.") This more favorable formula is referred to in the Fund's charter documents as the "Maximum Applicable Rate" and is equal to 150% of the 30-day AA composite commercial paper rate during a dividend period. Dividend rates during each series' Supplemental Dividend Period had previously been determined using a formula referred to in the Fund's charter documents as the "Minimum Applicable Rate," which is equal to 80% of the 30-day AA composite commercial paper rate during the dividend period. The Directors approved a supplemental dividend for each holder of Series A, B or C ATP that represents the difference between the amount actually paid as dividends during the Supplemental Dividend Period for that series and the amount that would have been paid as dividends had the Maximum Applicable Rate been used in calculating the dividends during that series' Supplemental Dividend Period, plus interest on that amount. The aggregate supplemental dividend for all three series was approximately $413,000, which was distributed on December 27, 2010. The Maximum Applicable Rate has been used to determine the amount of all dividends payable on each series since the end of its Supplemental Dividend Period.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

(7) Interest Rate Swaps

The Fund entered into an interest payment swap arrangement with Bank of America, N.A. for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund made payments to Bank of America, N.A. on a monthly basis at a fixed annual rate. In exchange for such payment Bank of America, N.A. made payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from .246% – 1.89% for the period January 1, 2009 to November 5, 2009. On that date, the Swap Arrangement matured.

(8) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2010 were approximately:

Cost of purchases	$242,928,000
Proceeds of sales or maturities	$242,233,000

(9) Related Party Transactions

A partner of Goodwin Procter LLP, counsel to the Fund, served as a Director of the Fund until his death in February, 2010. Fees earned by Goodwin Procter LLP amounted to approximately $223,000 for the two months ended February 28, 2010.

The Fund paid approximately $332,000 during the year ended December 31, 2010 to two officers of the Fund for the provision of certain administrative services.

(10) Legal Expenses

The Fund incurred materially higher legal expenses in 2010 in the course of responding to inquiries from the staff of the SEC's Division of Enforcement (the "Staff") in connection with the Staff's investigation of matters relating to the Fund's ATP. The Staff's investigation is on-going and the Fund is expected to continue incurring additional legal expenses in 2011.

(11) Investments in Restricted Securities

(Dollar Amounts in Thousands)

The Fund is permitted to invest in restricted securities. The total restricted securities (excluding 144A issues) at December 31, 2010 amounts to $1,242 and represents .53% of net assets to common shareholders.

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value
Infor Enterprise Solutions Holdings, Ltd., 4.02%, 07/28/12	7/25/06	$692	$692	$666
Pokagon Gaming Authority, 9%, 08/15/12	9/23/09	603	579	576
Total				$1,242

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2010

(12) Derivative Contracts (Dollar and Euro Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2010, The Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive		Deliver		Unrealized Appreciation (Depreciation)
State Street Bank	3/9/11	USD	10,350	EUR	7,745	$3
State Street Bank	3/9/11	EUR	94	USD	125	1
Net unrealized gain (loss) on open forward currency exchange contracts						$4

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2010 was as follows:

	Asset Derivatives December 31, 2010
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$4

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments, net
Forward currency contracts	$357
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$4

(13) New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

(14) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 18, 2011

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Annual Meeting of Stockholders

The Fund's 2011 Annual Meeting of Stockholders is scheduled to be held on October 27, 2011 (the "2011 Annual Meeting"). In accordance with SEC Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the Fund has determined that proposals to be considered for inclusion in the Fund's proxy statement for the 2011 Annual Meeting under SEC Rule 14a-8 under the Exchange Act must be received by the Fund at its principal offices on or before April 25, 2011. In addition, in order for a shareholder proposal made outside of SEC Rule 14a-8 to be considered timely under the Fund's bylaws, such proposal must be received by the Fund at its principal offices not earlier than the close of business on June 29, 2011 and not later than the close of business on July 29, 2011.

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance Certifications

On May 26, 2010, your Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Common and Auction Term Preferred Stock Transactions

From time to time in the future, the Fund may redeem and/or purchase its ATP as provided in the Fund's governing documents, as agreed upon by the Fund and sellers or as otherwise permitted. The Fund may effect such redemptions and/or purchases when it deems advisable.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 28, 2010, the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs and the performance and the expenses of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and high yield debt indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and Fund management throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management in connection with Board meetings and otherwise. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted that according to Lipper Inc., the Fund's cumulative total return based on its net asset value (which reflects the effect both of the Fund's fees and expenses and of the costs and effects of the Fund's leverage) was in the third decile for cumulative total return performance based on net asset value for the closed-end high yield debt funds in the Lipper CEFHY Leveraged Index for the one year period ended September 30, 2010 and in the top decile for the three year and five year periods ended September 30, 2010. The Directors also noted that the Fund's performance based on net asset value exceeded the performance of the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index and the Lipper High Yield Index for the one, three and five year periods ended September 30, 2010. The Directors noted that the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage exceeded the performance of the Credit Suisse High Yield Index, the Barclays Capital U.S. Corporate High Yield Index, the Bank of

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

America Merrill Lynch High Yield Cash Pay Index, the JP Morgan Global High Yield Index and the Citigroup BB-B Index for the three year and five year periods ended September 30, 2010. In analyzing the Adviser's performance, the Directors took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability and the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit rating for the Fund's auction term preferred stock. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser to succeed Wellington Management Company was characterized by independent evaluation of potential successor firms and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds for which the Adviser serves as investment manager or subadviser, the fee schedule for separate account clients of the Adviser and data from Lipper Inc. on advisory fees paid by funds in the Lipper CEFHY Leveraged Index. Among other things, the Directors noted that (a) the effective advisory fee rate for the Fund was lower than the advisory fees the Adviser charges its other registered fund clients (which are open-end funds); (b) the Fund's advisory fee rate schedule is more favorable than the Adviser's standard fee schedules for high yield debt separate accounts; and (c) the Fund's advisory fee is below those charged by a substantial majority of the closed-end funds included in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fees are reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 28, 2010, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Ernest E. Monrad
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Auction Agent

Deutsche Bank Trust Company Americas
P.O. Box 305050
Nashville, TN 37230

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2011

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988	Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration from 1986-2007, Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, Chair, the Corporate Leader.	1	Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Loews, Corporation (a conglomerate), and Brown Shoe Company, Inc.

Bernard J. Korman DOB: 10/13/31	Director	Director since 1987	Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research), (1998-2010).	1	Director of Omega Healthcare Investors, Inc. (real estate investment trust).

Ernest E. Monrad DOB: 5/30/30	Director	Director since 1988*	Trustee since 1960 and Chairman of the Trustees from 1969 to May 2001 of Northeast Investors Trust; Chairman, Assistant Treasurer and a Director from 1981 to November 2008 of Northeast Investors Growth Fund; Director and Vice President of Northeast Investment Management, Inc., until 12/31/06, and Director of Northeast Management & Research Company, Inc. from 1981 to November 2008.	1

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2011 — Continued

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Director	Other Directorships Held by Director
Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer, Newbury, Piret & Company, Inc., (an investment bank).	1	Trustee of Pioneer Funds (59 funds).

Interested Directors and Officers

Robert F. Birch[4] DOB: 3/12/36	Director and President	Director since 1992	Mutual Fund Director	1

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The New America High Income Fund, Inc. is not part of any fund complex.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

  *  Includes service as Director Emeritus from April 2005 until July 2005.

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

The New America High Income Fund, Inc.

PRIVACY POLICY NOTICE

We respect the privacy rights of our shareholders and potential shareholders. We want you to understand what personal information The New America High Income Fund, Inc. (the "Fund") has and what information it does not have about its shareholders and visitors to Fund's web site.

Collection of Information – The Fund has nonpublic personal information about shareholders who wish to become registered shareholders. This information includes the registered shareholder's name, mailing address, tax identification number and information about your account history with the Fund's shares. The Fund does not maintain any information about shareholders who hold shares in unregistered form in accounts with banks and brokerage firms. Visitors to the Fund's web site who contact the Fund for more information via electronic mail give the Fund personal information which may include the visitor's name, address, electronic mail address and telephone number so that the Fund may respond to the visitor's inquiry. The Fund's web site does not collect any information about visitors to the site and does not store any "cookies" on visitors' computers.

Disclosure of Information – The Fund's shareholder data is maintained by the Fund's transfer agent, American Stock Transfer and Trust Company ("AST"). AST has assured the Fund that it is in compliance with all federal regulations regarding computer security. You should be aware, however, that there is no guarantee that the data will be secure. Access to your personal information is restricted to only those Fund staff and the staffs of our service providers who require access to your account information in order to provide service to you. The Fund or its agents does disclose shareholders' personal information for tax reporting purposes or in certain other cases required by government agencies or law enforcement agencies. We do not disclose or sell your personal information to any other entity.

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American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2010

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  The code of ethics is posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit and Nominating Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit and Nominating Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2010 and December 31, 2009. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2010, the aggregate fees billed by Tait, Weller for audit of the Fund’s financial statements and review of the semi-annual financial statements totaled $45,750. Those fees for fiscal 2009 were $44,000.

Audit-Related Fees.  For fiscal 2010, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonable related to the performance of the audit and review of the Fund’s financial statements, including annual agreed-upon procedures related to requirements of the Fund’s articles supplementary totaled $8,000. Those fees for fiscal 2009 were $7,500.

Tax Fees. For fiscal 2010, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,000. For fiscal 2009, those fees were $6,500.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2010 or 2009.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2010 or 2009.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit and Nominating Committee, which consists of all the independent Directors. The Audit and Nominating Committee is presently comprised of Messrs. Bernard J. Korman and Ernest E. Monrad, Ms. Marguerite Piret and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.  T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Mr. Vaselkiv has been a chairman of the Committee since 2002.  He has served as a portfolio manager throughout the past five years.  Mr. Karpers has been a chairman of the Committee since 2005.  He has served as a portfolio manager throughout the past five years.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and is a portfolio manager in the Fixed Income Division, heading taxable high yield bond management.  He serves as president of the T. Rowe Price High Yield Fund and as Chairman of the T. Rowe Price High Yield Fund, Inc. Advisory Committee, Chairman of the T. Rowe Price High Yield Fund — Advisor Class Advisory Committee and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee, Chairman of the High Yield Fund Investment Advisory Committee, as well as being a member of the Fixed Income Steering Committee. Prior to joining the firm in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a high yield portfolio manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	6	$9,501.6 million
• other pooled investment vehicles:	7	$90.1 million
• other accounts:	14	$2,352.3 million

As of 12/31/2010.

Paul Karpers:

	Number of Accounts	TOTAL Assets

• registered investment companies:	3	$1,449.1 million
• other pooled investment vehicles:	4	$1,770.2 million
• other accounts:	9	$2,614.9 million

As of 12/31/2010.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies.  We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	Over $100,000

* As of 12/31/2010.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 7, 2011

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 7, 2011